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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-58275 of Pioneer Companies, Inc. on Form S-8 of our report dated April 11, 2001, appearing in this Annual Report on Form 10-K of Pioneer Companies, Inc. for the year ended December 31, 2000.

/s/  DELOITTE & TOUCHE LLP

Houston, Texas
April 11, 2001